SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan Corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-7310	Michigan Consolidated Gas Company	38-0478040
(a Michigan Corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

Item 7. Exhibits

99.1	Earnings Release of DTE Energy Company (“DTE Energy”) dated April 28,
2004, including reconciliation and representations required by Regulation G.

99.2	Financial Information Distributed for Media and Investor Relations
Communications dated April 28, 2004.

Item 12. Results of Operations and Financial Conditions

     DTE Energy is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued April 28, 2004 announcing financial results for the quarter ended March 31, 2004. A copy of the earnings release and the financial information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 to this report and contain the reconciliation and representations required by the SEC’s Regulation G.

Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2003 Form 10-K Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: April 28, 2004
DTE ENERGY COMPANY
(Registrant)

/s/Daniel G. Brudzynski
Daniel G Brudzynski
Vice President and Controller

THE DETROIT EDISON COMPANY
(Registrant)
/s/Daniel G. Brudzynski

Daniel G Brudzynski
Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY
(Registrant)
/s/Daniel G. Brudzynski

Daniel G Brudzynski
Vice President and Controller

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Exhibit Index

Exhibit
Number	Description
99.1	Earnings Release of DTE Energy, dated April 28, 2004, including reconciliation and representations required by Regulation G.

99.2	Financial Information Distributed for Media and Investor Relations
Communications dated April 28, 2004.

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